Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 12 – Commitments and Contingencies

As of December 31, 2022, the Company is not subject to any material litigation nor is the Company aware of any material litigation threatened against it.

During the year ended December 31, 2022, we entered into a construction management agreement in connection with the development of one of our commercial real estate properties. As of December 31, 2022, we had an unfunded capital commitment of $144.3 million (excluding capitalized interest, development fees and indirect project costs) under the terms of this agreement. We expect to incur this capital commitment incrementally over the course of the next 18 months. As of December 31, 2022, $6.6 million, inclusive of retainage of $1.9 million, is outstanding and payable in connection with this development.